UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

GenVec, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	000-24469 (Commission File Number)	23-2705690 (I.R.S. Employer Identification No.)

910 Clopper Road Suite 220N Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (240) 632-0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 24, 2017, GenVec, Inc., a Delaware corporation (“GenVec”), Intrexon Corporation, a Virginia corporation (“Intrexon”), and Intrexon GV Holding, Inc., a Delaware corporation and wholly owned subsidiary of Intrexon (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, and on the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into GenVec (the “Merger”). GenVec will survive the Merger as a wholly owned subsidiary of Intrexon.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of GenVec (the “GenVec Shares”) issued and outstanding immediately prior to the Effective Time (other than shares held directly by Intrexon or Merger Sub and shares owned by GenVec stockholders who have exercised their appraisal rights under Delaware law) will be converted into the right to receive merger consideration consisting of (i) 0.297 validly issued, fully paid and non-assessable shares of Intrexon’s common stock (“Intrexon Common Stock”), plus (ii) an amount equal to half of certain payments actually received by GenVec or its successor or any of their affiliates from or on behalf of Novartis Institutes for BioMedical Research, Inc. (“Novartis”) under the Research Collaboration and License Agreement, dated January 13, 2010, as amended, between GenVec and Novartis, on account of milestone payments or royalties due in relation to the period ending 36 months after the closing date divided by the number of GenVec Shares having rights to the Merger Consideration, including any warrants that are exercised, in each case, subject to any withholding of taxes required by applicable law (the “Merger Consideration”). The exchange ratio for the stock portion of the Merger Consideration represents $7.00 per GenVec Share based on Intrexon’s five-day volume weighted average price as of January 23, 2017.

The Merger Agreement contains customary representations and warranties of GenVec, Intrexon and Merger Sub, and customary pre-closing covenants, including covenants requiring GenVec (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course, and (iii) to refrain from taking certain actions without Intrexon’s consent.

In addition, the Merger Agreement requires that GenVec refrain from soliciting proposals relating to alternative transactions or, subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative transactions. Prior to the adoption of the Merger Agreement by GenVec’s stockholders, GenVec’s Board of Directors may not, without first complying with certain conditions set forth in the Merger Agreement and solely in response to an Intervening Event or a Superior Proposal (as such terms are defined in the Merger Agreement), (i) withdraw, modify or qualify its recommendation that GenVec’s stockholders adopt the Merger Agreement, (ii) recommend any Acquisition Proposal (as defined in the Merger Agreement), (iii) fail to recommend against any tender offer that constitutes an Acquisition Proposal subject to Regulation 14D under the Exchange Act, (iv) fail to include in the proxy statement to be filed in connection with the Merger the Board of Directors’ recommendation that GenVec’s stockholders adopt the Merger Agreement, or (v) approve of any acquisition agreement or similar agreement relating to any Acquisition Proposal (collectively, a “Change of Board Recommendation”).

Consummation of the Merger is subject to customary conditions, including, among others, (i) adoption of the Merger Agreement by the requisite vote of GenVec’s stockholders, (ii) the effectiveness of a Registration Statement of Intrexon on Form S-4 relating to the shares of Intrexon Common Stock to be issued to the GenVec stockholders in the Merger, and (iii) the approval for listing on NYSE of the shares of Intrexon Common Stock issuable to GenVec stockholders in the Merger. The obligation of each party to consummate the Merger is also conditioned upon certain of the other party’s representations and warranties being true and correct and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement may be terminated by mutual written consent of Intrexon and GenVec, and by either party if (i) the requisite GenVec stockholder approval has not been obtained at the meeting of GenVec’s stockholders, (ii) any governmental order restraining or prohibiting the Merger becomes final and non-appealable, (iii) the Merger is not consummated by July 24, 2017 (the “Outside Date”), or (iv) the other party breaches any of its representations, warranties, covenants or agreements in the Merger Agreement such that conditions to close the Merger that relate to compliance with representations and warranties and other obligations under the Merger Agreement are not reasonably capable of being satisfied while the breach is continuing and the breach is incapable of a cure sufficient to allow satisfaction of the conditions prior to the Outside Date (a “Specified Breach”). In addition, Intrexon may terminate the Merger Agreement if GenVec effects a Change of Board Recommendation, and GenVec may terminate the Merger Agreement if it effects a Change of Board Recommendation in respect of a Superior Proposal and substantially concurrently with termination enters into a definitive agreement with respect to such Superior Proposal.

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If the Merger Agreement is terminated by either party as a result of a Change of Board Recommendation, or by Intrexon in the event of a Specified Breach by GenVec, then GenVec must pay Intrexon a termination fee equal to $550,000 (the “Termination Fee”). The Termination Fee is also payable if the Merger Agreement is terminated by either party as a result of the Merger not being consummated by the Outside Date and an Acquisition Proposal has been announced publicly or made to GenVec, and GenVec enters into an agreement in respect of the Acquisition Proposal within 12 months of termination of the Merger Agreement. GenVec will also be obligated to pay Intrexon an expense reimbursement of up to $400,000 (the “Expense Reimbursement”) if the Merger Agreement is terminated by Intrexon because of a Specified Breach by GenVec. In addition, if GenVec willfully breaches its non-solicitation covenants, then in circumstances in which an Expense Reimbursement is paid, GenVec will also be oligated to pay Intrexon an additional $200,000 (the “Additional Expense Amount”). If GenVec pays Intrexon the Expense Reimbursement, including the Additional Expense Amount to the extent applicable, and the Termination Fee thereafter becomes payable, then the Termination Fee will be reduced by the amount of the previously paid Expense Reimbursement and the Additional Expense Amount, as applicable.

Amendment to Rights Agreement

In connection with the execution of the Merger Agreement, GenVec executed Amendment No. 1 to Rights Agreement, dated January 24, 2017 (the “Rights Amendment”), amending the Rights Agreement, dated August 11, 2011, by and between GenVec and American Stock Transfer & Trust Company, LLC, as rights agent (as amended, the “Rights Agreement”). The Rights Amendment amends the Rights Agreement to provide, among other things, that: (i) none of Intrexon, Merger Sub or any of their respective affiliates or associates shall become an Acquiring Person (as defined in the Rights Agreement) as a result of (a) the approval, execution, delivery, performance or public announcement of the Merger Agreement (including any amendments, modifications or supplements thereto), (b) the consummation of the Merger, (c) the execution, delivery or performance of the Contingent Payment Rights Agreement to be entered into in connection with the Merger or (d) consummation of any other transactions contemplated by the Merger Agreement or the Contingent Payment Rights Agreement, including, but not limited to, the potential future payments thereunder (collectively, the “Exempted Transactions”); (ii) a Distribution Date (as defined in the Rights Agreement) shall not be deemed to occur as a result of the Exempted Transactions; (iii) the Rights (as defined in the Rights Agreement) of the holders of GenVec Shares shall not be adjusted as a result of the Exempted Transactions; and (iv) the right to obtain shares of common stock of an Acquiring Person under the Rights Agreement in the event of a merger shall not be applicable to the Exempted Transactions.

The foregoing descriptions of the Merger Agreement and the Rights Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement and the form of Rights Amendment, which are filed as Exhibit 2.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

As described above, GenVec has executed the Rights Amendment. The material terms of the Rights Amendment are described in Item 1.01, under the heading of “Amendment to Rights Agreement” above and are incorporated herein by reference.

Item 8.01.	Other Events.

On January 24, 2017, GenVec and Intrexon issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

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Safe Harbor Statement

This current report contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Intrexon or GenVec, the management of either such company, or the proposed transaction between Intrexon and GenVec, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Intrexon and GenVec undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the biotechnology industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents Intrexon and GenVec have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) Intrexon and GenVec may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the business and technologies of Intrexon and GenVec; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with third parties or retaining key employees; (6) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; or (7) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by Intrexon and GenVec. Neither Intrexon nor GenVec gives any assurance that either Intrexon or GenVec will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Intrexon and GenVec described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. All forward-looking statements included in this document are based upon information available to Intrexon and GenVec on the date hereof, and neither Intrexon nor GenVec assumes any obligation to update or revise any such forward-looking statements.

Additional Information and Where to Find It

This current report relates to a proposed transaction between GenVec and Intrexon, which will become the subject of a registration statement and joint proxy statement/prospectus forming a part thereof to be filed with the SEC by Intrexon. This document is not a substitute for the registration statement and joint proxy statement/prospectus that Intrexon will file with the SEC or any other documents that GenVec or Intrexon may file with the SEC or send to stockholders in connection with the proposed transaction. Before making any voting decision, investors and security holders are urged to read the registration statement, joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction and related matters.

Investors and security holders will be able to obtain free copies of the registration statement, joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by GenVec or Intrexon through the website maintained by the SEC at www.sec.gov.

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In addition, investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus, once it is filed, from GenVec by accessing GenVec’s website at ir.genvec.com/all-sec-filings or upon written request to ir@genvec.com.

Participants in Solicitation

Intrexon, GenVec and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from GenVec’s stockholders in connection with the proposed transaction. Information regarding GenVec’s directors and executive officers is contained in the proxy statement for GenVec’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on September 12, 2016. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing GenVec’s website at ir.genvec.com/all-sec-filings. Information regarding Intrexon’s executive officers and directors is contained in the proxy statement for Intrexon’s 2016 Annual Meeting of Stockholders filed with the SEC on April 29, 2016. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Intrexon’s website at www.dna.com. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 24, 2017, by and among Intrexon Corporation, Intrexon GV Holding, Inc., and GenVec, Inc.

4.1	Form of Amendment No. 1 to Rights Agreement, dated as of January 24, 2017, by and between GenVec, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Joint Press Release of Intrexon Corporation and GenVec, Inc.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. GenVec agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President, Chief Executive Officer and Corporate Secretary

Dated: January 24, 2017

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EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 24, 2017, by and among Intrexon Corporation, Intrexon GV Holding, Inc., and GenVec, Inc.

4.1	Form of Amendment No. 1 to Rights Agreement, dated as of January 24, 2017, by and between GenVec, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Joint Press Release of Intrexon Corporation and GenVec, Inc.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. GenVec agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

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